Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Taxes
Income Taxes

13. Income Taxes

The Company did not record a provision or benefit for income taxes during the three and six month periods ended June 30, 2026 and 2025. The Company continues to maintain a full valuation allowance against its deferred tax assets.

The Company has evaluated the positive and negative evidence involving its ability to realize its deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of any commercially ready products. The Company has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Management reevaluates the positive and negative evidence involving its ability to realize its deferred tax assets at each reporting period.

Under the provisions of Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the “IRC”), certain substantial changes in the Company’s ownership may have limited, or may limit in the future, the amount of net operating loss and research and development credit carryforwards that can be used to reduce future income taxes. We have not performed a detailed analysis to determine whether an ownership change under Section 382 of the IRC occurred. The effect of an ownership change would be the imposition of an annual limitation on the use of losses and credits attributable to periods before the change and could result in a reduction in the total losses and credits available.

On July 4, 2025, the One Big Beautiful Bill Act (the “Act”) was enacted into law. Given the Company’s history of operating losses and full valuation allowances against its deferred tax assets, the Act did not have a significant impact on the Company’s financial statements and is not expected to have a significant impact on the Company’s future financial statements.

17. Income Taxes

On July 4, 2025, the One Big Beautiful Bill Act (the “Act”) was enacted into law. Given the Company’s history of operating losses and full valuation allowances against its deferred tax assets, the Act does not currently have a significant impact on the Company’s financial statements.

The Company is subject to U.S. federal and state income taxes. No federal or state income taxes were paid in the year ended December 31, 2025.

The reconciliation of federal statutory income tax rate to the Company’s effective income tax rate for the year ended December 31, 2025 is as follows:

	December 31,
	Amount	Percent
Expected income tax benefit at the federal statutory rate	$(11,727)	21.0%
State taxes, net of federal benefit	(3,649)	6.5
Research and development credit, net	(1,393)	2.5
Other	175	(0.3)
Change in valuation allowance	16,594	(29.7)
Total	$—	—%

The reconciliation of federal statutory income tax rate to the Company’s effective income tax rate for the year ended December 31, 2024 is as follows:

December 31,
2024
Expected income tax benefit at the federal statutory rate	21.0%
State taxes, net of federal benefit	6.6
Research and development credit, net	4.0
Non-deductible items	(0.6)
Other	(1.6)
Change in valuation allowance	(29.4)
Total	—%

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The principal components of the Company’s deferred tax assets consisted of the following as of December 31, 2025 and 2024:

	December 31,
(in thousands)	2025	2024
Deferred tax assets:
Federal and state net operating loss carryforwards	$85,836	$63,647
Research and development tax credits	17,829	16,436
Capitalized R&D Costs	18,271	25,826
Operating lease liabilities	1,419	1,642
Share-based compensation	8,032	7,234
Accruals and other	1,415	1,587
Gross deferred tax assets	132,802	116,372
Less: valuation allowance	(131,903)	(115,309)
Total deferred tax assets	$899	$1,063
Deferred tax liabilities:
Operating lease assets	(899)	(1,063)
Gross deferred tax liabilities	$(899)	$(1,063)
Net deferred tax assets	$—	$—

Based on the Company’s history of losses, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2025. The Company increased its valuation allowance by approximately $16.6 million for the year ended December 31, 2025. The Company intends to maintain a valuation allowance until sufficient positive evidence exists to support a reversal of the allowance.

As of December 31, 2025, the Company had federal and state net operating loss carryforwards of $310.9 million and $314.0 million, respectively, some of which begin to expire in the year ending December 31, 2036. Approximately $288.2 million of the federal net operating loss carryforwards do not expire. The Company had federal and state research and development tax credit carryforwards of approximately $17.8 million and $0.1 million, respectively, as of December 31, 2025. The federal credits begin to expire in the year ending December 31, 2036, and the state credits begin to expire in the year ending December 31, 2026.

Under the provisions of Sections 382 and 383 of the Internal Revenue Code (the “IRC”), certain substantial changes in the Company’s ownership may have limited, or may limit in the future, the amount of net operating loss and credit carryforwards that can be used to reduce future income taxes if there has been a significant change in ownership of the Company, as defined by the IRC. Future owner or equity shifts could result in limitations on net operating loss and credit carryforwards.

The Company files income tax returns in the U.S. federal jurisdiction as well as in Maryland and Florida. The tax years 2022 to 2024 remain open to examination by the major jurisdictions in which the Company is subject to tax. Fiscal years outside the normal statute of limitation remain open to audit by tax authorities due to tax attributes generated in those early years, which have been carried forward and may be audited in subsequent years when utilized.

The Company evaluates tax positions for recognition using a more-likely-than-not recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information. As of December 31, 2025, the Company had no unrecognized income tax benefits that would affect the Company’s effective tax rate if recognized.